UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 15, 2011

AMERICAN CRYOSTEM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-164909	26-4574088
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 E. Bergen Pl., Suite 204, Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 747-1007

(Registrant’s telephone number, including area code)

R & A PRODUCTIONS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 15, 2011, American CryoStem Corporation, f/k/a as R & A Productions, Inc. (the “Company”) amended and restated its articles of incorporation with the Secretary of State of the State of Nevada to, among other things, change its name to American CryoStem Corporation (the “Name Change”). The Name Change has been approved by the Financial Industry Regulatory Authority, Inc. (“FINRA”), which has changed the Company’s ticker symbol from “RAPP” to “CRYO” effective on June 15, 2011. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2011

AMERICAN CRYOSTEM CORPORATION

By:	/s/ Anthony Dudzinski
Anthony Dudzinski
Chief Operating Officer